FEDERATED MUNI AND STOCK ADVANTAGE FUND
A Portfolio of Federated Income Securities Trust

Class A Shares
Class B Shares
Class C Shares
Class F Shares
Supplement to the Prospectus dated December 31, 2007

Prospectus

1. Please replace the second paragraph of the section titled “What are the Fund’s Main Investment Strategies?,” which appears on page 2 of the prospectus, with the following:

“The Fund intends that the income it receives from the portion of its portfolio invested in tax-exempt securities will be exempt from federal income tax when distributed to shareholders. The Fund will invest primarily in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum income tax for individuals or corporations (AMT). While the Fund may invest in securities of any maturity, at least a majority of the fund's tax-exempt portfolio will be invested in intermediate (i.e., securities with stated maturities of more than 3 years but less than 10 years) and/or long-term (i.e., securities with stated maturities of 10 or more years) tax-exempt securities. The allocation between intermediate and long-term securities generally will be driven by the portfolio manager’s assessment of income opportunities, as well as the portfolio manager’s expectations of likely price performance for different maturities along the yield curve. The Fund may invest in tax-exempt securities rated as low as “B” by a nationally recognized statistical rating organization (NRSRO), or unrated securities of comparable quality. Tax-exempt securities rated below “BBB” by an NRSRO, such as Standard and Poor’s, are considered noninvestment-grade securities, which are also known as junk bonds. In addition to the other risks described in this Prospectus that are applicable to tax-exempt securities, noninvestment-grade securities are subject to the risks of investing in noninvestment-grade securities as described in this Prospectus.”

2. Please replace the fourth paragraph of the section titled “What are the Fund’s Investment Strategies?,” which appears on page 11 of the prospectus, with the following:

“In order to provide investors with a high level of tax advantaged income, the Fund will invest at least 50% of its total assets in tax-exempt securities; under current federal tax law, this strategy will enable all interest earned on tax-exempt securities to retain its tax-exempt nature when paid to the Fund’s shareholders as dividends.
While the Fund may invest in securities of any maturity, at least a majority of the fund's tax-exempt portfolio will be invested in intermediate (i.e., securities with stated maturities of more than 3 years but less than 10 years) and/or long-term (i.e., securities with stated maturities of 10 or more years) tax-exempt securities. The allocation between intermediate and long-term securities generally will be driven by the portfolio manager’s assessment of income opportunities, as well as the portfolio manager’s expectations of likely price performance for different maturities along the yield curve.  The Fund normally will invest most of its remaining assets in domestic and foreign equity securities that the Fund’s Adviser believes will pay relatively high dividend yields to shareholders and that are intended to become eligible for the reduced federal income tax rate on qualifying dividends (which currently is 15%, but may be lower for certain taxpayers).”

3. Please replace the second paragraph of the subsection “Tax-Exempt Securities” in the section titled “What are the Fund’s Investment Strategies?,” which appears on page 12 of the prospectus, with the following:

“While the Fund may invest in securities of any maturity, at least a majority of the fund's tax-exempt portfolio will be invested in intermediate (i.e., securities with stated maturities of more than 3 years but less than 10 years) and/or long-term (i.e., securities with stated maturities of 10 or more years) tax-exempt securities.  The allocation between intermediate and long-term securities generally will be driven by the portfolio manager’s assessment of income opportunities, as well as the portfolio manager’s expectations of likely price performance for different maturities along the yield curve.”

June 24, 2008

Federated Muni and Stock Advantage Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor

Cusip 31420C837
Cusip 31420C829
Cusip 31420C811
Cusip 31420C720

38692 (6/08)